Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2017 FOURTH QUARTER AND FULL-YEAR FINANCIAL RESULTS
Fourth quarter EPS of $2.03 per diluted share and
full year EPS of $6.62 per diluted share
Record fourth quarter adjusted EPS of $1.81 per diluted share
(a non-GAAP measure), up 16% over adjusted prior year EPS
Record full year 2017 adjusted EPS of $6.43 per diluted share
(a non-GAAP measure), up 6% over adjusted prior year EPS

DULUTH, GA, February 6, 2018 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the fourth quarter 2017 of $42.5 million ($2.03 per diluted share) compared to $67.1 million ($3.08 per diluted share) in the prior year quarter. It also reported adjusted net income (a non-GAAP measure) for the fourth quarter 2017 of $37.8 million ($1.81 per diluted share) compared to $34.0 million ($1.56 per diluted share) in the prior year quarter, a 16% increase in adjusted earnings per share.
Net income for the fourth quarter 2017 was adjusted for a $5.1 million pre-tax loss for franchise rights impairments ($0.15 per diluted share) and a $7.9 million benefit ($0.37 per diluted share) related to adjustments to deferred tax balances as a result of recent changes to the tax law. Net income for the fourth quarter 2016 was adjusted for a $45.5 million pre-tax gain on divestitures ($1.30 per diluted share); $6.6 million pre-tax legal settlements benefit ($0.19 per diluted share); $0.5 million pre-tax real estate related impairment charges ($0.01 per diluted share); and $0.9 million benefit from discrete tax items ($0.04 per diluted share).
As a result of recent changes to the tax law, we expect our effective tax rate to be between 25% and 26% in 2018, which is down from our prior guidance of approximately 38%.
“We closed out 2017 with a strong performance delivering 16% adjusted EPS growth in the quarter,” said David Hult, Asbury's President and Chief Executive Officer. “During 2017, in a declining SAAR environment, we expanded our dealership footprint, returned approximately $35 million of capital to our shareholders, maintained our industry leading operating margins, and grew adjusted EPS 6%. This performance is a direct result of our team’s hard work, dedication, and commitment to continuous improvement. Going forward, we will continue to execute our two-part strategy: drive operational excellence and deploy capital to its highest returns.”
Fourth Quarter 2017 Operational Summary
Same store (a non-GAAP measure):

•	Total revenue flat; gross profit increased 2%

•	New vehicle revenue increased 2%; gross profit decreased 3%

•	Used vehicle retail revenue decreased 6%; gross profit decreased 10%

•	Finance and insurance revenue and gross profit increased 6%

•	Parts and service revenue increased 3%; gross profit increased 2%
Total store:

•	SG&A as a percentage of gross profit decreased 200 basis points to 67.3%

•	Adjusted income from operations (a non-GAAP measure) as a percentage of revenue was 4.7%

•	Adjusted diluted EPS (a non-GAAP measure) increased 16%
Acquisition Update:

•	In January 2018, we acquired a Honda franchise in Indianapolis, Indiana
For the full year 2017, the Company reported net income of $139.1 million ($6.62 per diluted share) compared to $167.2 million ($7.40 per diluted share) in the prior year period. Adjusted net income (a non-GAAP measure) for 2017 was $135.1 million ($6.43 per diluted share) compared to $137.3 million ($6.08 per diluted share) in the prior year period, a 6% increase in adjusted EPS.
Additional commentary regarding the fourth quarter and full-year results will be provided during the earnings conference call on February 6, 2018 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (800) 239-9838 (domestic), or (323) 794-2551 (international); passcode - 2155173. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 2155173.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 81 dealerships, consisting of 95 franchises, representing 29 domestic and foreign brands of vehicles.  Asbury also operates 24 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$964.1	$935.6	$28.5	3%
Used vehicle:
Retail	389.6	420.3	(30.7)	(7)%
Wholesale	47.9	48.6	(0.7)	(1)%
Total used vehicle	437.5	468.9	(31.4)	(7)%
Parts and service	196.6	193.6	3.0	2%
Finance and insurance, net	72.7	68.4	4.3	6%
TOTAL REVENUE	1,670.9	1,666.5	4.4	—%
GROSS PROFIT:
New vehicle	46.6	47.4	(0.8)	(2)%
Used vehicle:
Retail	26.7	29.6	(2.9)	(10)%
Wholesale	(0.2)	(2.1)	1.9	90%
Total used vehicle	26.5	27.5	(1.0)	(4)%
Parts and service	122.6	121.3	1.3	1%
Finance and insurance, net	72.7	68.4	4.3	6%
TOTAL GROSS PROFIT	268.4	264.6	3.8	1%
OPERATING EXPENSES:
Selling, general and administrative	180.5	183.3	(2.8)	(2)%
Depreciation and amortization	8.1	7.7	0.4	5%
Franchise rights impairment	5.1	—	5.1	—%
Other operating expense (income), net	0.6	(6.5)	7.1	109%
INCOME FROM OPERATIONS	74.1	80.1	(6.0)	(7)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	5.5	4.9	0.6	12%
Other interest expense, net	13.8	13.1	0.7	5%
Swap interest expense	0.4	0.7	(0.3)	(43)%
Gain on divestitures	—	(45.5)	45.5	100%
Total other expenses (income), net	19.7	(26.8)	46.5	174%
INCOME BEFORE INCOME TAXES	54.4	106.9	(52.5)	(49)%
Income tax expense	11.9	39.8	(27.9)	(70)%
NET INCOME	$42.5	$67.1	$(24.6)	(37)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.06	$3.11	$(1.05)	(34)%
Diluted—
Net income	$2.03	$3.08	$(1.05)	(34)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.6	21.6	(1.0)	(5)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.2	0.1	0.1	100%
Diluted	20.9	21.8	(0.9)	(4)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	6,408	6,406	2	—%
Import	15,181	14,652	529	4%
Domestic	4,602	4,693	(91)	(2)%
Total new vehicle	26,191	25,751	440	2%
Used vehicle retail	17,822	19,881	(2,059)	(10)%
Used to new ratio	68.0%	77.2%	(920) bps
Average selling price
New vehicle	$36,810	$36,333	$477	1%
Used vehicle retail	21,861	21,141	720	3%
Average gross profit per unit
New vehicle:
Luxury	$3,777	$3,590	$187	5%
Import	922	1,099	(177)	(16)%
Domestic	1,825	1,769	56	3%
Total new vehicle	1,779	1,841	(62)	(3)%
Used vehicle	1,498	1,489	9	1%
Finance and insurance, net	1,652	1,499	153	10%
Front end yield (1)	3,317	3,186	131	4%
Gross margin
New vehicle:
Luxury	7.0%	6.7%	30 bps
Import	3.2%	3.9%	(70) bps
Domestic	4.6%	4.6%	0 bps
Total new vehicle	4.8%	5.1%	(30) bps
Used vehicle retail	6.9%	7.0%	(10) bps
Parts and service	62.4%	62.7%	(30) bps
Total gross profit margin	16.1%	15.9%	20 bps
SG&A metrics
Rent expense	$6.5	$7.0	$(0.5)	(7)%
Total SG&A as a percentage of gross profit	67.3%	69.3%	(200) bps
SG&A, excluding rent expense as a percentage of gross profit	64.8%	66.6%	(180) bps
Operating metrics
Income from operations as a percentage of revenue	4.4%	4.8%	(40) bps
Income from operations as a percentage of gross profit	27.6%	30.3%	(270) bps
Adjusted income from operations as a percentage of revenue	4.7%	4.4%	30 bps
Adjusted income from operations as a percentage of gross profit	29.5%	28.0%	150 bps
Revenue mix
New vehicle	57.7%	56.1%
Used vehicle retail	23.2%	25.3%
Used vehicle wholesale	2.9%	2.9%
Parts and service	11.8%	11.6%
Finance and insurance	4.4%	4.1%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.4%	17.9%
Used vehicle retail	9.9%	11.2%
Used vehicle wholesale	(0.1)%	(0.8)%
Parts and service	45.7%	45.8%
Finance and insurance	27.1%	25.9%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$347.9	$336.6	$11.3	3%
Import	423.5	403.1	20.4	5%
Domestic	165.0	174.3	(9.3)	(5)%
Total new vehicle	936.4	914.0	22.4	2%
Used Vehicle:
Retail	376.4	400.9	(24.5)	(6)%
Wholesale	45.7	47.1	(1.4)	(3)%
Total used vehicle	422.1	448.0	(25.9)	(6)%
Parts and service	193.1	187.7	5.4	3%
Finance and insurance	70.7	66.6	4.1	6%
Total revenue	$1,622.3	$1,616.3	$6.0	—%

Gross profit
New vehicle:
Luxury	$24.2	$22.5	$1.7	8%
Import	13.8	15.8	(2.0)	(13)%
Domestic	7.1	8.0	(0.9)	(11)%
Total new vehicle	45.1	46.3	(1.2)	(3)%
Used Vehicle:
Retail	25.4	28.3	(2.9)	(10)%
Wholesale	(0.1)	(1.5)	1.4	93%
Total used vehicle	25.3	26.8	(1.5)	(6)%
Parts and service:
Customer pay	67.3	64.8	2.5	4%
Warranty	19.7	19.0	0.7	4%
Wholesale parts	5.4	4.9	0.5	10%
Parts and service, excluding reconditioning and preparation	92.4	88.7	3.7	4%
Reconditioning and preparation	27.9	29.1	(1.2)	(4)%
Total parts and service	120.3	117.8	2.5	2%
Finance and insurance	70.7	66.6	4.1	6%
Total gross profit	$261.4	$257.5	$3.9	2%

SG&A expense	$175.9	$175.7	$0.2	—%
SG&A expense as a percentage of gross profit	67.3%	68.2%	(90) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	6,408	6,322	86	1%
Import	14,922	14,381	541	4%
Domestic	4,054	4,460	(406)	(9)%
Total new vehicle	25,384	25,163	221	1%
Used vehicle retail	17,149	18,816	(1,667)	(9)%
Used to new ratio	67.6%	74.8%	(720) bps

Average selling price
New vehicle	$36,889	$36,323	$566	2%
Used vehicle retail	21,949	21,306	643	3%

Average gross profit per unit
New vehicle:
Luxury	$3,777	$3,559	$218	6%
Import	925	1,099	(174)	(16)%
Domestic	1,751	1,794	(43)	(2)%
Total new vehicle	1,777	1,840	(63)	(3)%
Used vehicle retail	1,481	1,504	(23)	(2)%
Finance and insurance, net	1,662	1,514	148	10%
Front end yield (1)	3,320	3,211	109	3%

Gross margin
New vehicle:
Luxury	7.0%	6.7%	30 bps
Import	3.3%	3.9%	(60) bps
Domestic	4.3%	4.6%	(30) bps
Total new vehicle	4.8%	5.1%	(30) bps
Used vehicle retail	6.7%	7.1%	(40) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.9%	47.3%	60 bps
Parts and service, including reconditioning and preparation	62.3%	62.8%	(50) bps
Total gross profit margin	16.1%	15.9%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$3,561.1	$3,611.9	$(50.8)	(1)%
Used vehicle:
Retail	1,635.3	1,675.0	(39.7)	(2)%
Wholesale	198.8	201.4	(2.6)	(1)%
Total used vehicle	1,834.1	1,876.4	(42.3)	(2)%
Parts and service	786.1	778.5	7.6	1%
Finance and insurance, net	275.2	261.0	14.2	5%
TOTAL REVENUE	6,456.5	6,527.8	(71.3)	(1)%
GROSS PROFIT:
New vehicle	169.0	187.1	(18.1)	(10)%
Used vehicle:
Retail	121.1	131.0	(9.9)	(8)%
Wholesale	0.8	(3.7)	4.5	122%
Total used vehicle	121.9	127.3	(5.4)	(4)%
Parts and service	489.8	483.3	6.5	1%
Finance and insurance, net	275.2	261.0	14.2	5%
TOTAL GROSS PROFIT	1,055.9	1,058.7	(2.8)	—%
OPERATING EXPENSES:
Selling, general and administrative	729.7	732.5	(2.8)	—%
Depreciation and amortization	32.1	30.7	1.4	5%
Franchise rights impairment	5.1	—	5.1	—%
Other operating expense (income), net	1.3	(2.3)	3.6	157%
INCOME FROM OPERATIONS	287.7	297.8	(10.1)	(3)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	22.7	19.3	3.4	18%
Other interest expense, net	53.9	53.1	0.8	2%
Swap interest expense	2.0	3.1	(1.1)	(35)%
Gain on divestitures	—	(45.5)	45.5	100%
Total other expenses (income), net	78.6	30.0	48.6	162%
INCOME BEFORE INCOME TAXES	209.1	267.8	(58.7)	(22)%
Income tax expense	70.0	100.6	(30.6)	(30)%
NET INCOME	$139.1	$167.2	$(28.1)	(17)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$6.69	$7.43	$(0.74)	(10)%
Diluted—
Net income	$6.62	$7.40	$(0.78)	(11)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.8	22.5	(1.7)	(8)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	21.0	22.6	(1.6)	(7)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)		% Change
	2017	2016
Unit sales
New vehicle:
Luxury	22,525	23,875	(1,350)		(6)%
Import	58,685	58,466	219		—%
Domestic	18,765	20,019	(1,254)		(6)%
Total new vehicle	99,975	102,360	(2,385)		(2)%
Used vehicle retail	76,929	79,259	(2,330)		(3)%
Used to new ratio	76.9%	77.4%	(50) bps
Average selling price
New vehicle	$35,620	$35,286	$334		1%
Used vehicle retail	21,257	21,133	124		1%
Average gross profit per unit
New vehicle:
Luxury	$3,503	$3,535	$(32)		(1)%
Import	968	1,178	(210)		(18)%
Domestic	1,775	1,688	87		5%
Total new vehicle	1,690	1,828	(138)		(8)%
Used vehicle	1,574	1,653	(79)		(5)%
Finance and insurance, net	1,556	1,437	119		8%
Front end yield (1)	3,196	3,189	7		—%
Gross margin
New vehicle:
Luxury	6.6%	6.7%	(10) bps
Import	3.5%	4.3%	(80) bps
Domestic	4.6%	4.6%	0 bps
Total new vehicle	4.7%	5.2%	(50) bps
Used vehicle retail	7.4%	7.8%	(40) bps
Parts and service	62.3%	62.1%	20 bps
Total gross profit margin	16.4%	16.2%	20 bps
SG&A metrics
Rent expense	$26.7	$29.9	$(3.2)		(11)%
Total SG&A as a percentage of gross profit	69.1%	69.2%	(10) bps
SG&A, excluding rent expense as a percentage of gross profit	66.6%	66.4%	20 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.6%	(10	) bps
Income from operations as a percentage of gross profit	27.2%	28.1%	(90) bps
Adjusted income from operations as a percentage of revenue	4.6%	4.5%	10 bps
Adjusted income from operations as a percentage of gross profit	27.8%	28.0%	(20) bps
Revenue mix
New vehicle	55.2%	55.3%
Used vehicle retail	25.2%	25.7%
Used vehicle wholesale	3.1%	3.1%
Parts and service	12.2%	11.9%
Finance and insurance	4.3%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	16.0%	17.7%
Used vehicle retail	11.4%	12.2%
Used vehicle wholesale	0.1%	(0.3)%
Parts and service	46.4%	45.7%
Finance and insurance	26.1%	24.7%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$1,200.2	$1,226.5	$(26.3)	(2)%
Import	1,610.3	1,557.8	52.5	3%
Domestic	652.2	698.4	(46.2)	(7)%
Total new vehicle	3,462.7	3,482.7	(20.0)	(1)%
Used Vehicle:
Retail	1,577.3	1,571.4	5.9	—%
Wholesale	190.5	192.3	(1.8)	(1)%
Total used vehicle	1,767.8	1,763.7	4.1	—%
Parts and service	772.7	743.8	28.9	4%
Finance and insurance	266.9	249.1	17.8	7%
Total revenue	$6,270.1	$6,239.3	$30.8	—%

Gross profit
New vehicle:
Luxury	$79.0	$82.4	$(3.4)	(4)%
Import	56.3	67.0	(10.7)	(16)%
Domestic	28.7	31.9	(3.2)	(10)%
Total new vehicle	164.0	181.3	(17.3)	(10)%
Used Vehicle:
Retail	115.4	123.0	(7.6)	(6)%
Wholesale	1.1	(2.9)	4.0	NM
Total used vehicle	116.5	120.1	(3.6)	(3)%
Parts and service:
Customer pay	267.2	257.3	9.9	4%
Warranty	80.5	71.4	9.1	13%
Wholesale parts	21.0	19.4	1.6	8%
Parts and service, excluding reconditioning and preparation	368.7	348.1	20.6	6%
Reconditioning and preparation	112.0	114.7	(2.7)	(2)%
Total parts and service	480.7	462.8	17.9	4%
Finance and insurance	266.9	249.1	17.8	7%
Total gross profit	$1,028.1	$1,013.3	$14.8	1%

SG&A expense	$709.1	$696.7	$12.4	2%
SG&A expense as a percentage of gross profit	69.0%	68.8%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	22,525	23,424	(899)	(4)%
Import	57,813	56,430	1,383	2%
Domestic	16,731	18,716	(1,985)	(11)%
Total new vehicle	97,069	98,570	(1,501)	(2)%
Used vehicle retail	73,772	73,490	282	—%
Used to new ratio	76.0%	74.6%	140 bps

Average selling price
New vehicle	$35,673	$35,332	$341	1%
Used vehicle retail	21,381	21,383	(2)	—%

Average gross profit per unit
New vehicle:
Luxury	$3,507	$3,518	$(11)	—%
Import	974	1,187	(213)	(18)%
Domestic	1,715	1,704	11	1%
Total new vehicle	1,690	1,839	(149)	(8)%
Used vehicle retail	1,564	1,674	(110)	(7)%
Finance and insurance, net	1,562	1,448	114	8%
Front end yield (1)	3,198	3,216	(18)	(1)%

Gross margin
New vehicle:
Luxury	6.6%	6.7%	(10) bps
Import	3.5%	4.3%	(80) bps
Domestic	4.4%	4.6%	(20) bps
Total new vehicle	4.7%	5.2%	(50) bps
Used vehicle retail	7.3%	7.8%	(50) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.7%	46.8%	90 bps
Parts and service, including reconditioning and preparation	62.2%	62.2%	0 bps
Total gross profit margin	16.4%	16.2%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	December 31, 2017	December 31, 2016	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$4.7	$3.4	$1.3	38%
New vehicle inventory	646.5	720.6	(74.1)	(10)%
Used vehicle inventory	135.9	132.7	3.2	2%
Parts inventory	43.6	41.6	2.0	5%
Total current assets	1,302.1	1,332.4	(30.3)	(2)%
Floor plan notes payable	732.1	781.8	(49.7)	(6)%
Total current liabilities	1,058.2	1,104.9	(46.7)	(4)%

CAPITALIZATION:
Long-term debt (including current portion)	$875.5	$926.7	$(51.2)	(6)%
Shareholders' equity	394.2	279.7	114.5	41%
Total	$1,269.7	$1,206.4	$63.3	5%

	December 31, 2017	December 31, 2016
DAYS SUPPLY
New vehicle inventory	53	61
Used vehicle inventory	31	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Twelve Months Ended December 31,
	2017	2016
Luxury:
Mercedes-Benz	7%	7%
Lexus	7%	7%
BMW	6%	6%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	7%
Total luxury	34%	34%
Imports:
Honda	18%	17%
Nissan	12%	11%
Toyota	11%	12%
Other imports	5%	5%
Total imports	46%	45%
Domestic:
Ford	11%	13%
Chevrolet	4%	3%
Dodge	3%	3%
Other domestics	2%	2%
Total domestic	20%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	December 31, 2017	September 30, 2017
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$875.5	$915.7

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$139.1	$163.7

Add:
Depreciation and amortization	32.1	31.7
Income tax expense	70.0	97.8
Swap and other interest expense	55.9	55.8
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$297.1	$349.0

Non-core items - (income) expense:
Franchise rights impairment	$5.1	$—
Real estate-related charges	2.9	3.4
Investment income	(0.8)	(0.8)
Legal settlements	(0.9)	(7.5)
Gain on divestitures	—	(45.5)
Total non-core items	6.3	(50.4)

Adjusted EBITDA	$303.4	$298.6

Adjusted leverage ratio	2.9	3.1

	For the Three Months Ended December 31,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$74.1	$80.1
Franchise Right Impairment	5.1	—
Real estate-related charges	—	0.5
Legal settlements	—	(6.6)
Adjusted income from operations	$79.2	$74.0

Adjusted net income:
Net income	$42.5	$67.1

Non-core items - (income) expense:
Franchise rights impairment	5.1	—
Legal settlements	—	(6.6)
Real estate-related charges	—	0.5
Gain on divestitures	—	(45.5)
Income tax (benefit) expense on non-core items above	(1.9)	19.4
Discrete Tax Items	(7.9)	(0.9)
Total non-core items	(4.7)	(33.1)
Adjusted net income	$37.8	$34.0

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.03	$3.08

Total non-core items	(0.22)	(1.52)
Adjusted diluted EPS	$1.81	$1.56

Weighted average common shares outstanding - diluted	20.9	21.8

	For the Twelve Months Ended December 31,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$287.7	$297.8
Franchise Right Impairment	5.1	—
Real estate-related charges	2.9	5.7
Investment income	(0.8)	—
Legal settlements	(0.9)	(6.6)
Adjusted income from operations	$294.0	$296.9

Adjusted net income:
Net income	$139.1	$167.2

Non-core items - (income) expense:
Franchise rights impairment	5.1	—
Real estate-related charges	2.9	5.7
Investment income	(0.8)	—
Legal settlements	(0.9)	(6.6)
Gain on Divestitures	—	(45.5)
Income tax (benefit) expense on non-core items above	(2.4)	17.4
Discrete Tax Items	(7.9)	(0.9)
Total non-core items	(4.0)	(29.9)
Adjusted net income	$135.1	$137.3

Adjusted diluted earnings per share (EPS):
Diluted EPS	$6.62	$7.40

Total non-core items	(0.19)	(1.32)
Adjusted diluted EPS	$6.43	$6.08

Weighted average common shares outstanding - diluted	21.0	22.6